SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: November 30, 2001
---------------------------------
(Date of earliest event reported)



                   Banc of America Commercial Mortgage Inc.
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            (Exact name of registrant as specified in its charter)



         Delaware                  333-65298-02              56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte,   NC28255
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            (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (704) 386-2400

ITEM 5.  OTHER EVENTS
         ------------

         Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of November 11, 2001 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc., as depositor, Capstone Realty Advisors LLC, as master servicer, First Union National Bank, as back-up master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-3 (the "Certificates"), including the Class A-1, Class A-2, Class A-2F, Class B, Class C, Class D, Class E and Class F Certificates (the "Publicly Offered Certificates"), which were issued on November 16, 2001, with an aggregate principal balance as of November 11, 2001 of $1,136,731,161. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), First Union Securities, Inc. ("FUS") and Deutsche Banc Alex. Brown Inc. ("DBAB") pursuant to an Underwriting Agreement, dated November 9, 2001, among BAS, FUS and DBAB, as underwriters, and the Company.

         Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

         Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of November 11, 2001 by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement").

         Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of November 11, 2001 by and between First Union National Bank ("First Union") and the Company (the "First Union/BACM Mortgage Loan Purchase and Sale Agreement").

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

(c)  Exhibits
     --------

Exhibit 4      Pooling and Servicing Agreement

Exhibit 8      Tax Matters Opinion

Exhibit 99.1   Bank of America/BACM Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2   First Union/BACM Mortgage Loan Purchase and Sale Agreement

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   BANC OF AMERICA COMMERCIAL MORTAGGE INC.



                                   By: /s/ Bruce M. Ambler, Jr.
                                       ----------------------------------------
                                       Name:  Bruce M. Ambler, Jr.
                                       Title: Vice President

Date: November 30, 2001

                                  Exhibit Index
                                  -------------


 Item 601(a) of Regulation
        S-K Exhibit No.          Description
 -------------------------       -----------

             4                   Pooling and Servicing Agreement

             8                   Tax Matters Opinion

           99.1                  Bank of America/BACM Mortgage
                                    Loan Purchase and Sale
                                    Agreement

           99.2                  First Union/BACM Mortgage Loan
                                    Purchase and Sale Agreement